UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2016

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On September 26, 2016, Concentra Inc. (“Concentra”), the wholly owned subsidiary of Concentra Group Holdings, LLC, a joint venture that Select Medical Corporation (“Select”) created with Welsh, Carson, Anderson & Stowe XII, L.P., and the other parties named therein entered into Amendment No. 1 (the “Amendment”) to Concentra’s first lien credit agreement, dated June 1, 2015, with JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and lender and the other lenders named therein (the “Credit Agreement”).  The Amendment (i) provides for an additional $200.0 million in tranche B term loans that, along with the original tranche B term loans, have a maturity date of June 1, 2022 and (ii) amends certain restrictive covenants to give Concentra greater operational flexibility.  All other material terms and conditions applicable to Concentra’s original tranche B term loan commitments are applicable to the additional tranche B term loans created under the Amendment.  The proceeds from the Amendment were used to prepay in full the second lien term loan facility under Concentra’s second lien credit agreement, dated June 1, 2015, with Deutsche Bank AG, as administrative agent and collateral agent, and the other lenders party thereto.  Select and Select Medical Holdings Corporation are not parties to the Credit Agreement and are not obligors with respect to Concentra’s debt under such agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.  A copy of the Amendment is attached to this report as Exhibit 10.1 and incorporated by reference herein.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed by this Item 2.03 is set forth above in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Amendment No. 1, dated as of September 26, 2016, among Concentra Inc., Concentra Holdings, Inc., JPMorgan Chase Bank, N.A., as the administrative agent, collateral agent and lender and the additional lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: September 28, 2016	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 1, dated as of September 26, 2016, among Concentra Inc., Concentra Holdings, Inc., JPMorgan Chase Bank, N.A., as the administrative agent, collateral agent and lender and the additional lenders named therein.